Exhibit 10.52

EXECUTION VERSION

AMENDMENT NO. 4
TO
FOURTH AMENDED AND RESTATED SECURED PROMISSORY NOTE

This AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Amendment”), dated as of June 30, 2010, is entered into by and between FIRST WIND ACQUISITION, LLC, a Delaware limited liability company (“Borrower”) and HSH NORDBANK AG, NEW YORK BRANCH, (“HSHN”, in its capacities as lender (the “Lender”), as collateral agent (the “Collateral Agent”) and as the administrative agent (the “Administrative Agent”), as applicable).

RECITALS

WHEREAS, Borrower and the Administrative Agent, the Collateral Agent and the Lender entered into that certain Fourth Amended and Restated Secured Promissory Note, dated as of July 17, 2009 (the “Note”);

WHEREAS, Borrower and the Administrative Agent, the Collateral Agent and the Lender entered into that certain Amendment No. 1 to Fourth Amended and Restated Secured Promissory Note, dated as of November 30, 2009;

WHEREAS, Borrower and the Administrative Agent, the Collateral Agent and the Lender entered into that certain Amendment No. 2 to Fourth Amended and Restated Secured Promissory Note, dated as of December  22, 2009;

WHEREAS, Borrower and the Administrative Agent, the Collateral Agent and the Lender entered into that certain Consent and Amendment No. 3 to Fourth Amended and Restated Secured Promissory Date dated as of March 2, 2010; and

WHEREAS, Borrower and the Administrative Agent, the Collateral Agent and the Lender wish to further amend the Note as set forth hereunder.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.                                           Definitions.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Note and the principles of interpretation set forth in Section 1(b) thereof shall apply herein.

Section 2.                                           Amendments to Note.

(a)                                 A new definition of “KWP II Project” shall be added in appropriate alphabetical order and shall read as follows:

“KWP II Project” shall have the meaning assigned to such term in Schedule 4.

(b)                                 Schedule 11 is hereby deleted in its entirety and replaced with the schedule attached hereto as Exhibit A.

(c)                                  Schedule 12 is hereby deleted in its entirety and replaced with the schedule attached hereto as Exhibit B.

Section 3.                                           Legal Effect.  This Amendment shall become effective as of the date hereof.  This Amendment constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein.  All previous documents, undertakings and agreements, whether verbal, written or otherwise, between the parties hereto with respect to the subject matter of the Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment.

Section 4.                                           Miscellaneous.

(a)                                 Reference to and Effect on Note and Other Basic Documents.  Except as expressly set forth herein, the Note and the other Basic Documents as specifically amended by this Amendment shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  The Borrower acknowledges that neither this Amendment nor any extension of the maturity date of any of the Corresponding Term Loans constitute any commitment to provide any additional loans or other extensions of credit, any future waiver or forbearance, or any additional extensions of time for the repayment of any debt.  In consideration for the commitments and extensions of credit contained in the Note as amended by this Amendment, the Borrower agrees and covenants that it will not claim that any current or prior action or course of conduct by the Lender, the Administrative Agent or the Collateral Agent with respect to any failure of the Borrower to repay its Loans or other obligations by the Maturity Date (without giving effect to this Amendment), or any related Event of Default which has occurred or may hereafter occur, constitutes an agreement or obligation to continue such action or course of conduct in the future.  The Borrower

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acknowledges that the Lender, the Administrative Agent and the Collateral Agent have not made any commitments, undertakings, waivers or amendments in respect of the Basic Documents except as expressly set forth in this Amendment.

(b)                                 Governing Law, Etc.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws provisions thereof other than Section 5-1401 of the New York General Obligations Law).  The Borrower hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any state or federal court sitting in the County of New York, State of New York over any suit, action or proceeding arising out of or relating to this Amendment.  Service of process by the Lenders in any such dispute shall be binding on the Borrower if sent to the Borrower by registered or certified mail, at the address specified on the signature page of this Amendment.  The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction.

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

NO CLAIM SHALL BE MADE BY ANY PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS AGAINST ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT, DUTY IMPOSED BY LAW OR OTHERWISE), IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY ACT OR OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

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(c)                                  Counterparts and Facsimile or Electronic Mail Execution.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile or by electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FIRST WIND ACQUISITION, LLC
a Delaware limited liability company

By:	/s/ Evelyn Lim
	Name:	Evelyn Lim
	Title:	Secretary

FIRST WIND ACQUISITION, LLC
c/o First Wind Energy, LLC
179 Lincoln Street, Suite 500
Boston, MA 02111

Signature Page to

Amendment No. 4 to Fourth Amended and Restated Promissory Note (FWA)

HSH NORDBANK AG, NEW YORK BRANCH,
as a Lender, Collateral Agent and Administrative Agent

By:	/s/ Michael Pepe
	Name:	Michael Pepe
	Title:	Senior Vice President
HSH Nordbank AG, New York Branch

By:	/s/ David Watson
	Name:	David Watson
	Title:	Vice President
HSH Nordbank AG, New York Branch

HSH NORDBANK AG, NEW YORK BRANCH
230 Park Avenue
32nd Floor
New York, New York 10169-0005
Attention:	Energy — Portfolio Management
Telephone:	212-407-6044 — David Watson
Facsimile:	212-407-6807

with a copy to:

HSH NORDBANK AG, NEW YORK BRANCH
230 Park Avenue
32nd Floor
New York, New York 10169-0005
Attention:	General Counsel
Telephone:	(212) 407-6152
Facsimile:	(212) 407-6811

Signature Page to

Amendment No. 4 to Fourth Amended and Restated Promissory Note (FWA)

Exhibit A

Schedule 11

Maximum Outstanding Loan per kw

	Release Event No FWH Major Capital Raise				FWH Major Capital Raise with or without Release Event
in $/kw	Rollins	KWPII	Oakfield		Rollins	KWPII	Oakfield

As of March 2, 2010	$700	$650	$750		$700	$600	$750
March 31, 2010	$700	$625	$750		$550	$450	$750
June 30, 2010	$675	$600	$750		$500	$400	$750
September 1, 2010	$675	$600	$675	*	$500	$400	$450	*
September 30, 2010	$675	$600	$675		$450	$350	$450
January 15, 2011	$650	$550	$0		$400	$300	$0
April 15, 2011	$500	$400	$0		$350	$250	$0
May 15, 2011	$333	$267	$0		$233	$167	$0
June 15, 2011	$167	$133	$0		$117	$83	$0
June 30, 2011	$0	$0	$0		$0	$0	$0

Deduction for lack of full 24 month warranty coverage

	Release Event No FWH Major Capital Raise				FWH Major Capital Raise with or without Release Event
in $/kw	Rollins	KWPII	Oakfield		Rollins	KWPII	Oakfield

As of March 2, 2010	$700	$650	$750		$700	$600	$750
March 31, 2010	$700	$625	$750		$550	$450	$750
June 30, 2010	$650	$575	$750		$475	$375	$750
September 1, 2010	$650	$575	$650	*	$475	$375	$425	*
September 30, 2010	$650	$575	$650		$425	$325	$425
January 15, 2011	$600	$500	$0		$350	$250	$0
April 15, 2011	$400	$300	$0		$250	$150	$0
May 15, 2011	$233	$167	$0		$133	$67	$0
June 15, 2011	$67	$33	$0		$17	$0	$0
June 30, 2011	$0	$0	$0		$0	$0	$0

* Payment of the Corresponding Term Loans for the Oakfield Project shall occur on September 1, 2010.

Exhibit B

Schedule 12

Term Loan Fee
Quarterly Date	Corresponding Term Loans for the KWP II Project and Rollins Project	Corresponding Term Loans for the Oakfield Project
March 2, 2010	1.00% of outstanding balance of Corresponding Term Loans	0.00% of outstanding balance of Corresponding Term Loans

March 31, 2010	0.00% of outstanding balance of Corresponding Term Loans	0.00% of outstanding balance of Corresponding Term Loans

[Amendment Closing Date]	0.00% of outstanding balance of Corresponding Term Loans	0.50% of outstanding balance of Corresponding Term Loans

June 30, 2010	0.25% of outstanding balance of Corresponding Term Loans	0.25% of outstanding balance of Corresponding Term Loans

September 30, 2010	0.50% of outstanding balance of Corresponding Term Loans	0.50% of outstanding balance of Corresponding Term Loans

December 31, 2010	0.75% of outstanding balance of Corresponding Term Loans	0.25% of outstanding balance of Corresponding Term Loans

March 31, 2011	1.00% of outstanding balance of Corresponding Term Loans	N/A